EXHIBIT 10.29b


                               AMENDMENT NO. 2 TO
                           GUARANTY ISSUANCE AGREEMENT

     AMENDMENT  , dated as of March 29,  1999 (this  "Amendment"),  by and among
     ---------                                        ---------
HUGHES ELECTRONICS  CORPORATION,  a Delaware corporation  ("Hughes"),  SINGAPORE
                                                            ------
TELECOMMUNICATIONS  LTD., a Singapore  corporation  ("SingTel"),  BARON  CAPITAL
                                                      -------
PARTNERS,  L.P., a Delaware limited partnership ("Baron",  and collectively with
                                                  -----
Hughes and SingTel, the "Guarantors"),  AMERICAN MOBILE SATELLITE CORPORATION, a
                         ----------
Delaware  corporation  ("AMSC Parent"),  and AMSC ACQUISITION  COMPANY,  INC., a
                         -----------
Delaware  corporation  and a  wholly-owned  subsidiary  of  AMSC  Parent  ("AMSC
                                                                            ----
Acquisition"),  to the Guaranty  Issuance  Agreement  dated as of March 31, 1998
-----------
(said Agreement, as the same may be amended, supplemented or otherwise modified from time to time, being the "Guaranty Issuance Agreement", and the terms
                                  -----------------------------
defined therein being used herein as therein defined unless otherwise defined herein), by and among each of the Guarantors, AMSC Parent and AMSC Acquisition.

                              W I T N E S S E T H :

     WHEREAS,  AMSC Parent and AMSC  Acquisition wish to eliminate the financial
     -------
covenants contained in the Guaranty Issuance Agreement and the Guarantors are willing to accept the elimination of such covenants, subject to the terms and conditions set forth herein;

     NOW,  THEREFORE,  in  consideration  of the mutual covenants and agreements
     ---------------
contained herein, the parties hereto hereby agree as follows:

     Section 1. Consideration for Amendment.  As consideration for the execution
     ---------  ---------------------------
of this Amendment, the warrants issued to each of the Guarantors in connection with the Guaranties will be amended, effective April 1, 1999, to reflect a change in the exercise price of each of the warrants to $7.50 per share, subject to adjustment as provided therein. To implement the foregoing, each of (i) Amendment No. 1 to the New Warrants, in the form annexed hereto as Exhibit A, and (ii) Amendment No. 3 to the Amended Warrants, in the form annexed hereto as Exhibit B, have been executed by the parties hereto.

     Section 2.  Amendments  to Section 3 of the  Guaranty  Issuance  Agreement.
     ---------   --------------------------------------------------------------
Section 3 of the Guaranty Issuance Agreement is hereby amended as follows:

     (a) Amendment to Section 3(a).  Section 3(a) thereof is amended by deleting
         -------------------------
it in its entirety and substituting in lieu thereof the phrase "[Intentionally omitted.]".



     (b) Amendment to Section 3(b).  Section 3(b) thereof is amended by deleting
         -------------------------
the phrase ", Section 3(a)" from Section 3(b)(2).

     (c) Amendment to Section 5. Section 5 thereof is amended by deleting all of
         ----------------------
the text therein (including the second sentence thereof) after the phrase "signed by such party" and substituting in lieu thereof a period.


     (d)  Amendment  to Section 6.  Section 6 thereof is amended by (i) deleting
          -----------------------
the phrase "Sections 3 or 5" in the first sentence thereof and substituting in lieu thereof the phrase "Section 3", and (ii) deleting the phrase "except as otherwise specifically provided in Section 5 hereof with respect to certain waivers by Requisite Guarantors," in the second sentence thereof.


     Section 3.  Effectiveness.  This Amendment shall become effective as of the
     ---------   -------------
date first set forth above upon the execution of a counterpart hereof by each of the Guarantors, AMSC Parent and AMSC Acquisition.

     Section 4. Miscellaneous.
     ---------  -------------

     (a) Upon the effectiveness of this Amendment, each reference in the Guaranty Issuance Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Guaranty Issuance Agreement as amended hereby.

     (b) Except as specifically amended or waived hereby, the Guaranty Issuance Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy which AMSC Parent, AMSC Acquisition or any Guarantor hereto may have under the Guaranty Issuance Agreement.

     (d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     (e) Each of AMSC Parent and AMSC Acquisition acknowledges its joint and several obligation, under Section 4 of the Guaranty Issuance Agreement, to pay, upon demand, to each Guarantor the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of such Guarantor's counsel and of any experts and agents, which such Guarantor has incurred or may incur in connection with the negotiation, preparation or administration of this Amendment.

     (f) THIS  AMENDMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH
         -----------------------------------------------------------------------
THE LAWS OF THE STATE OF NEW YORK.
---------------------------------

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be
     -------------------
duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

AMSC ACQUISITION COMPANY, INC.
------------------------------


By: /s/Randy Segal
    -------------------------------
Name:  Randy Segal
Title: Senior Vice President

AMERICAN MOBILE SATELLITE CORPORATION
-------------------------------------


By: /s/Randy Segal
    --------------------------------
Name:  Randy Segal
Title: Senior Vice President

HUGHES ELECTRONICS CORPORATION
------------------------------


By: /s/Mark A. McEachen
    --------------------------------
Name:  Mark A. McEachen
Title: Corporate V.P. & Treasurer

SINGAPORE TELECOMMUNICATIONS LTD.
---------------------------------


By: /s/Hoh Wing Chee
    --------------------------------
Name:  Hoh Wing Chee
Title: CEO (International Network)

BARON CAPITAL PARTNERS, L.P.,
----------------------------
   a Delaware limited partnership
By: Baron Capital Management, Inc.,
   a General Partner

By: /s/Ronald Baron
    --------------------------------
Name:  Ronald Baron
Title: Chief Executive Officer & Chairman

                                                                       EXHIBIT A
                                 AMENDMENT NO. 3
              TO WARRANT CERTIFICATES FOR THE PURCHASE OF SHARES OF
              COMMON STOCK OF AMERICAN MOBILE SATELLITE CORPORATION


     AMENDMENT, dated as of April 1, 1999, to each of those Warrant Certificates dated as of June 28, 1996 (the "Warrants" and capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Warrants), issued by American Mobile Satellite Corporation (the "Company") to each of Hughes Electronics Corporation, Singapore Telecommunications Ltd. and Baron Capital Partners, L.P. (collectively, the "Holders").

                              W I T N E S S E T H:

     WHEREAS, the Company previously issued to the Holders Warrants that represented in the aggregate the right to purchase 5,000,000 shares of Common Stock at an Exercise Price of $24.00 per share;

     WHEREAS, the Company and the Holders previously agreed to Amendment No.1 to the Warrants dated as of March 27, 1997 ("Amendment No. 1"), which amended the Warrants so that they represented in the aggregate the right to purchase 5,500,000 shares of common stock at an Exercise Price of $13 per share;

     WHEREAS, the Company and the Holders previously agreed to Amendment No. 2 to the Warrants dated as of March 31, 1998 ("Amendment No. 2"), which, inter alia, amended the Exercise Price to be $12.51 per share;

     WHEREAS, the Company, the Holders and AMSC Acquisition Company, Inc. have entered into Amendment No. 2 to Guaranty Issuance Agreement dated as of March 29, 1999 related to the elimination of certain financial covenants contained in the Guaranty Issuance Agreement ("Amendment No. 2 to Guaranty Issuance Agreement"); and

     WHEREAS, as contemplated by Amendment No. 2 to Guaranty Issuance Agreement, the parties hereto desire to amend certain terms of the Warrants.

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1. Amendment.
                ---------

          Section 1 of each of the Warrants is hereby amended by modifying the definition of "Exercise Price" to read in its entirety as follows:

               "Exercise Price" means initially $7.50 per Warrant Share, as adjusted from time to time.

          SECTION 2. Reaffirmance. Except as expressly amended hereby, the terms
                     ------------
     of the Warrants remain unchanged and the Warrants, as previously amended and as amended hereby, are in full force and effect.

          SECTION 3. Issuance of  Replacement  Warrant.  Upon the request of any
                     ---------------------------------
     Holder, the Company promptly shall issue a new Warrant, incorporating the amendments effected hereby and the amendments effected by Amendment No. 1 and Amendment No. 2, to replace the presently outstanding Warrant held by such Holder.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 3 by its duly authorized officer as of the day and year first set forth above.




AMERICAN MOBILE SATELLITE CORPORATION          SINGAPORE TELECOMMUNICATIONS LTD.

By:                                            By:
Name:                                          Name:
Title:                                         Title:





BARON CAPITAL PARTNERS, L.P.,                  HUGHES ELECTRONICS CORPORATION
      a Delaware limited partnership
                                               By:
By: Baron Capital Management, Inc.,            Name:
      a General Partner                        Title:

By :
Name:
Title:

                                                                       EXHIBIT B
                                 AMENDMENT NO. 1
              TO WARRANT CERTIFICATES FOR THE PURCHASE OF SHARES OF
              COMMON STOCK OF AMERICAN MOBILE SATELLITE CORPORATION


     AMENDMENT, dated as of April 1, 1999, to each of those Warrant Certificates dated as of March 31, 1998 (the "Warrants" and capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Warrants), issued by American Mobile Satellite Corporation (the "Company") to each of Hughes Electronics Corporation, Singapore Telecommunications Ltd. and Baron Capital Partners, L.P. (collectively, the "Holders").

                              W I T N E S S E T H:

     WHEREAS, the Company previously issued to the Holders Warrants that represented in the aggregate the right to purchase 1,000,000 shares of Common Stock at an Exercise Price of $12.51 per share;

     WHEREAS, the Company, the Holders and AMSC Acquisition Company, Inc. have entered into Amendment No. 2 to Guaranty Issuance Agreement dated as of March 29, 1999 related to the elimination of certain financial covenants contained in the Guaranty Issuance Agreement ("Amendment No. 2 to Guaranty Issuance Agreement"); and

     WHEREAS, as contemplated by Amendment No. 2 to Guaranty Issuance Agreement, the parties hereto desire to amend certain terms of the Warrants.

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1. Amendment.
                ---------

          Section 1 of each of the Warrants is hereby amended by modifying the definition of "Exercise Price" to read in its entirety as follows:

               "Exercise Price" means initially $7.50 per Warrant Share, as adjusted from time to time.

     SECTION 2.  Reaffirmance.  Except as expressly amended hereby, the terms of
                 ------------
the Warrants remain unchanged and the Warrants, as amended hereby, are in full force and effect.

     SECTION 3. Issuance of Replacement Warrant. Upon the request of any Holder,
                -------------------------------
the Company promptly shall issue a new Warrant, incorporating the amendments effected hereby to replace the presently outstanding Warrant held by such Holder.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 1 by its duly authorized officer as of the day and year first set forth above.




AMERICAN MOBILE SATELLITE CORPORATION          SINGAPORE TELECOMMUNICATIONS LTD.

By:                                            By:
Name:                                          Name:
Title:                                         Title:





BARON CAPITAL PARTNERS, L.P.,                  HUGHES ELECTRONICS CORPORATION
  a Delaware limited partnership
                                               By:
By: Baron Capital Management, Inc.,            Name:
  a General Partner                            Title:


By :
Name:
Title:





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